                                                                Exhibit 99.1

[LOGO OF HOTJOBS.COM]
[GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE
---------------------
February 7, 2000


                     FOURTH QUARTER REVENUES AT HOTJOBS.COM
                     --------------------------------------
                      CLIMB 572% OVER PRIOR YEAR'S QUARTER
                      ------------------------------------

NEW YORK, NY, FEBRUARY 7, 2000 -- HotJobs.com, Ltd. (Nasdaq: HOTJ) today announced its financial results for the quarter and year ended December 31, 1999. Revenue for the fourth quarter of 1999 increased to approximately $8.6 million, an increase of 572% over the fourth quarter 1998 revenue of approximately $1.3 million, and an increase of 53% over third quarter 1999 revenue of approximately $5.6 million. Revenue for the year ended December 31, 1999 increased to approximately $20.7 million, an increase of 489% over the year ended December 31, 1998 of approximately $3.5 million. The Internet-based recruiting solutions company, which went public just last August, continues to make strong gains during the "invest and scale" phase of its business strategy.

Excluding the effects of a non-cash compensation charge and the beneficial conversion feature recognized during the year in conjunction with the company's IPO, the net loss was $0.15 per basic and diluted share for the quarter ended December 31, 1999, compared to a net loss of $.05 for the same period in 1998. Excluding these non-cash items for the full year ended December 31, 1999, the net loss equals $0.68 per basic and diluted share, compared to a net loss of $0.11 for the year ended December 31, 1998.

The increase in the company's net loss per share, excluding the non-cash items mentioned above, in the quarter and year ended December 31, 1999, compared to the same periods in 1998, primarily reflects increased sales and marketing and general and administrative expenditures incurred to heighten brand awareness, increase staffing and support its "invest and scale" business strategy.

HotJobs.com reported a $0.16 net loss per basic and diluted share attributable to common stockholders for the fourth quarter of 1999, compared to a net loss of $0.05 for the same period in 1998. HotJobs.com reported a $1.46 net loss per basic and diluted share attributable to common stockholders for the year ended December 31, 1999, compared to a net loss of $0.11 for the same period in 1998. The reported net loss per basic and diluted share attributable to common stockholders includes the effects of the non-cash compensation charge and the non-cash beneficial conversion feature.

The impact of the non-cash compensation charge and beneficial conversion feature on net loss per basic and diluted share attributable to common stockholders was $0.01 and $0.78 for the quarter and year ended December 31, 1999, respectively. The non-cash compensation charge relates to options granted in 1999. The non-cash beneficial conversion feature relates to the 1,620,000 shares of Series A Preferred Stock issued by HotJobs.com in May 1999 with a conversion price below the then-expected IPO price. Refer to Table 1 for a reconciliation of net loss per share excluding non-cash items to reported net loss per share attributable to common stockholders.


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

"1999 was an incredibly exciting year for us at HotJobs.com," said Richard Johnson, President and Chief Executive Officer of HotJobs.com. "It is our goal in 2000 to continue to attract high quality job seekers to our site, and really distinguish HotJobs.com as the site where quality companies find quality applicants. By doing that, we will be able to achieve greater penetration across our entire base of corporate clients."

SIGNIFICANT MILESTONES ACHIEVED BY HOTJOBS.COM DURING 1999:

- Raised gross proceeds of approximately $165 million in equity funding and became a public company.
- Increased its already strong customer base, ending the year with more than 3,200 corporate members and over 5,000 recruiter Webstations.
- Added nine new licensees in 1999, including PepsiCo, Inc., Sabre Inc., and Warburg Dillon Read for Softshoe(R), the company's proprietary, Web-based, applicant tracking software, ending the year with 13
        Softshoe licenses.
- Launched its branding campaign by airing its first ever Super Bowl ad in January 1999; in December 1999, HotJobs.com unveiled its new "Hottest Hand on the Web" campaign featuring the voice of Samuel L. Jackson.
- Bolstered its "Click & Mortar" strategy by staging seven WorkWorld job fairs in San Francisco (twice), New York (twice), San Jose, Chicago, and Somerset, NJ.
- Opened two additional domestic offices and one international office, ending the year with offices in Boston, Chicago, New York, San Francisco and Sydney, Australia.
- Formed strategic alliances in 1999 with partners such as About.com, Inc., FastCompany Media Group, L.L.C., and Juno Online Services, Inc.
- Broadened the executive management team by naming Steve Ellis as CFO and George J. Nassef, Jr. as CIO, and ended the year with 207 employees.

ABOUT HOTJOBS.COM
HotJobs.com is a leading Internet-based recruiting solutions company that provides a direct exchange of information between job seekers and employers. Over 3,200 member employers subscribe to the HotJobs.com online employment exchange, http://www.hotjobs.com. HotJobs.com also provides employers with additional recruiting solutions, such as its proprietary Softshoe -Registered Trademark- and Shoelace-TM- recruiting software, its WorkWorld job fairs and online advertising and consulting services.

"Safe Harbor" Statement Under The Private Securities Litigation Reform Act:
Statements in this release that are not strictly historical are "forward looking" statements which are subject to the many risks and uncertainties that exist in the Company's operations and business environment. These risks and uncertainties include, but are not limited to, the Company's limited operating history, history of losses and anticipation of continued losses, potential volatility of quarterly operating results, the ability to successfully implement the Company's expansion plans, risks related to the Internet, risks related to legal uncertainty and other risks which are set forth in more detail in the Company's quarterly report on Form 10-Q filed with the Securities and Exchange Commission on September 23, 1999, as well as other reports and documents filed from time to time with the Securities and Exchange Commission.

                                      # # #


CONTACTS
--------

AT THE COMPANY                               AT THE FINANCIAL RELATIONS BOARD
--------------                               --------------------------------
Eric Lipkind - Investor Info                 Michael Lawson - General Info         212-661-8030

Vice President of Finance                    Jean Young - Analyst Info             212-661-8030
212-699-5327                                 Claudine Cornelis - Media Info        212-661-8030
eric@hotjobs.com

Robert Liu - Media Info                      AT BURSON-MARSTELLER
Dir. Of Corp. Comm.                          Peter Himler
212-699-5316                                 (212) 614-4082
bob@hotjobs.com                              Peter_Himler@bm.com


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

TABLE 1

                                HOTJOBS.COM, LTD.
                        NET LOSS PER SHARE RECONCILIATION


                                                           THREE MONTHS ENDED DECEMBER 31ST
                                                                      (Unaudited)
                                                                   1999        1998
                                                                   ----        ----

 Net loss per share, excluding non-cash items                  $   (0.15)     $   (0.05)
 Non-cash compensation charge                                      (0.01)     $       -
 Non-cash beneficial conversion feature                                -              -
                                                               ---------      ---------
 Net loss per share attributable to common
 stockholders, reported                                        $   (0.16)     $   (0.05)
                                                               =========      =========




                                                           TWELVE MONTHS ENDED DECEMBER 31ST
                                                                   1999        1998
                                                                   ----        ----
 Net loss per share, excluding non-cash items                  $   (0.68)     $   (0.11)
 Non-cash compensation charge                                      (0.09)             -
 Non-cash beneficial conversion feature                            (0.69)             -
                                                               ---------      ---------
 Net loss per share attributable to common
 stockholders, reported                                        $   (1.46)     $   (0.11)
                                                               =========      =========

                                        --MORE--

                                HOTJOBS.COM, LTD.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  THREE MONTHS ENDED DECEMBER 31, 1999 AND 1998
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                        1999                    1998
                                                                                        ----                    ----

Revenues                                                                              $    8.6                 $   1.3

Cost Of Revenues                                                                           1.3                     0.2
                                                                                      --------                 -------
                            Gross Profit                                                   7.3                     1.1

Operating Expenses:
Product Development                                                                        0.3                     0.2
Sales and Marketing                                                                        8.4                     1.2
General and Administrative                                                                 4.0                     0.7
Non-Cash Compensation                                                                      0.5                       -
                                                                                      --------                 -------
                      Total Operating Expenses                                            13.2                     2.1
                                                                                      --------                 -------
                        Loss From Operations                                              (5.9)                   (1.0)

Net Interest Income                                                                        1.1                       -
                                                                                      --------                 -------
                              Net Loss                                                $   (4.8)                $  (1.0)
                                                                                      ========                 =======


Net Loss Per Basic and Diluted Share, Excluding Non-Cash Items                        $  (0.15)                $ (0.05)

Basic and Diluted Net Loss Per Common Share                                           $  (0.16)                $ (0.05)

Weighted Average Shares Outstanding Used in Basic
and Diluted Net Loss Per Common Share Calculation                                         29.2                    20.8

                                HOTJOBS.COM, LTD.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 TWELVE MONTHS ENDED DECEMBER 31, 1999 AND 1998
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                                        1999                    1998
                                                                                        ----                    ----

Revenues                                                                              $   20.7                 $   3.5

Cost Of Revenues                                                                           3.5                     0.5
                                                                                      --------                 -------
                            Gross Profit                                                  17.2                     3.0

Operating Expenses:
Product Development                                                                        1.0                     0.5
Sales and Marketing                                                                       23.6                     3.1
General and Administrative                                                                 9.7                     1.6
Non-Cash Compensation                                                                      2.0                       -
                                                                                      --------                 -------
                      Total Operating Expenses                                            36.3                     5.2
                                                                                      --------                 -------

                        Loss From Operations                                             (19.1)                   (2.2)

Net Interest Income(Expense)                                                               1.3                    (0.1)
                                                                                      --------                 -------
                              Net Loss                                                $  (17.8)                $  (2.3)
                                                                                      ========                 =======
Deemed Dividend Attributable To Issuance Of
Convertible Preferred Stock                                                              (16.2)                      -
                                                                                      --------                 -------
Net Loss Attributable To Common Stock                                                 $  (34.0)                $  (2.3)
                                                                                      ========                 =======

Net Loss Per Basic and Diluted Share, Excluding Non-Cash Items                        $  (0.68)                $ (0.11)

Basic and Diluted Net Loss Per Common Share                                           $  (1.46)                $ (0.11)

Weighted Average Shares Outstanding Used in Basic
and Diluted Net Loss Per Common Share Calculation                                         23.3                    21.0

                                HOTJOBS.COM, LTD.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                  ($ MILLIONS)


                                                                                     DECEMBER 31,            DECEMBER 31,
                                                                                        1999                    1998
                                                                                        ----                    ----
Cash & Cash Equivalents                                                               $   88.4                 $   0.2
Marketable Securities                                                                     49.9                       -
Accounts Receivable, net                                                                   6.5                     1.6
Property and Equipment, net                                                                4.6                     0.6
Other Assets                                                                               3.1                     1.3
                                                                                      --------                 -------
                            Total Assets                                              $  152.5                 $   3.7
                                                                                      ========                 =======


Accounts Payable and Accrued Expenses                                                 $    9.2                 $   0.6
Deferred Revenue                                                                           5.4                     2.0
Due to Affiliate                                                                             -                     3.6
Other Liabilities                                                                          2.4                     0.4
                                                                                      --------                 -------
                          Total Liabilities                                               17.0                     6.6

Stockholders' Equity (Deficit)                                                           135.5                    (2.9)
                                                                                      --------                 -------
Total Liabilities and Stockholders' Equity (Deficit)                                  $  152.5                 $   3.7
                                                                                      ========                 =======